                                             Supplement to Prospectuses Dated May 1, 2006
                                                  Supplement dated November 17, 2006

Supplement dated November 17, 2006 to the May 1, 2006 Prospectuses for the following  annuity  products:  American Skandia Advisor Plan
III,  American Skandia APEX(R)II, American Skandia XTra Credit Six,  American  Skandia  LifeVest(R)II, Advisors Choice(R)(2000),  Optimum,
Optimum Four and Optimum Plus, as previously supplemented (the "Prospectuses").

This  Supplement  should be read and retained with the current  Prospectus for your annuity  contract  issued by American  Skandia Life
Assurance  Corporation  ("American  Skandia").  This  Supplement is intended to update  certain  information  in the Prospectus for the variable  annuity you own, and is not intended to be a prospectus or offer for any other  variable  annuity listed here that you do not own.  If you would like another copy of the current Prospectus, please contact American Skandia at 1-800-752-6342.

We are issuing this supplement to each Prospectus in order to describe a new  administrative  feature,  under which an annuity owned by a custodial  account  established to hold retirement  assets for the benefit of the annuitant may be continued by the surviving  spouse of the annuitant under the annuity.  To reflect this change, we make the following changes to the above referenced prospectuses:

The text below is added as a new  paragraph to the following  sections of each  Prospectus:  (1) the section  entitled  "Managing  Your
Annuity",  in the sub-section entitled "May I Change the Owner,  Annuitant and Beneficiary  Designations?",  under the heading "Spousal
Owners/Spousal  Beneficiaries"  which will now read  "Spousal  Owners/Spousal  Beneficiaries/Spousal  Annuitants";  and (2) the section entitled "Death  Benefit",  in the sub-section  "Payment of Death  Benefits",  under the heading  "Spousal  Beneficiary - Assumption of
Annuity" which will now read "Spousal Assumption of Annuity":

         "Spousal  assumption is also  permitted,  subject to our rules, if the Annuity is held by a custodial  account  established to hold  retirement  assets for the benefit of the natural person  Annuitant  pursuant to the provisions of Section 408(a) of the Internal
Revenue Code (or any successor Code section  thereto)  ("Custodial  Account") and, on the date of the Annuitant's  death, the spouse of the Annuitant is (1) the  Contingent  Annuitant  under the Annuity and (2) the  beneficiary  of the Custodial  Account.  The ability to continue  the Annuity in this  manner will result in the Annuity no longer  qualifying  for tax  deferral  under the  Internal  Revenue
Code.  However,  such tax deferral  should result from the ownership of the Annuity by the Custodial  Account.  Please consult your tax or legal adviser."

In the section of the Prospectus entitled "Managing Your Annuity",  in the sub-section entitled "May I Change the Owner,  Annuitant and
Beneficiary Designations?", the following text replaces the text under the heading "Contingent Annuitant":

         "Generally,  if an Annuity is owned by an entity and the entity has named a Contingent  Annuitant,  the  Contingent  Annuitant will become the  Annuitant  upon the death of the  Annuitant,  and no Death  Benefit is  payable.  However,  the  Account  Value of the
Annuity as of the date of due proof of death of the  Annuitant  will  reflect  the amount  that  would  have been  payable  had a Death
Benefit been paid.  Unless we agree otherwise,  the Annuity is only eligible to have a Contingent  Annuitant  designation if the entity which owns the Annuity is (1) a plan  described  in Internal  Revenue  Code  Section  72(s)(5)(A)(i)  (or any  successor  Code  section thereto);  (2) an entity  described in Code Section  72(u)(1) (or any  successor  Code  section  thereto);  or (3) a custodial  account established pursuant to the provisions in Code Section 408(a) (or any successor Code section thereto) ("Custodial Account").

         Where the Annuity is held by a Custodial Account,  the Contingent  Annuitant will not automatically  become the Annuitant upon the death of the  Annuitant.  Upon the death of the Annuitant,  the Custodial  Account will have the choice,  subject to our rules,  to either elect to receive the Death Benefit or elect to continue the Annuity.  See the section  above  entitled  "Spousal  Owners/Spousal
Beneficiaries/Spousal Annuitants" for more information."

In the section of the prospectus  entitled  "Living  Benefit  Programs",  in the  sub-section  entitled  "Spousal  Lifetime Five Income
Benefit",  under the heading  "Election of and  Designations  under the  Program",  the  following is added after the second  bullet to describe how the designations should be set up upon the election of the Spousal Lifetime Five benefit by a custodial account:

o        One Annuity  Owner,  where the Owner is a  custodial  account  established  to hold  retirement  assets for the benefit of the
         Annuitant  pursuant to the provisions of Section 408(a) of the Internal  Revenue Code (or any successor Code section  thereto)
         ("Custodial  Account"),  the Beneficiary is the Custodial Account and the spouse of the Annuitant is the Contingent Annuitant.
         Both the Annuitant and Contingent Annuitant must each be at least 55 years old at the time of election.